                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X]     Preliminary Proxy Statement
[_]     Confidential, for Use of the Commission
        Only (as permitted by Rule 14a-6(e)(2))
[_]     Definitive Proxy Statement
[_]     Definitive Additional Materials
[_]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           PBHG Advisor Funds, Inc.
                  ------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                  ------------------------------------------
                  (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
        (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
        (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
        (5)  Total fee paid:

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[_]     Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

PBHG ADVISOR FUNDS, INC.

Dear Shareholder:

     The accompanying Proxy Statement contains three important proposals for your consideration as a shareholder of Analytic Defensive Equity Fund, Analytic Enhanced Equity Fund, Analytic Master Fixed Income Fund or Analytic Short-Term Government Fund (the "Analytic Funds"). Your Board of Directors has unanimously recommended the approval of the three proposals: the approval of a new investment advisory agreement between each of the Analytic Funds and Analytic Investors, Inc. ("Analytic"), the election of seven new directors to succeed the current directors and the ratification of the independent public accountants of the Analytic Funds -- PricewaterhouseCoopers LLP. These matters are part of a plan to make the Analytic Funds part of the UAM Fund Family, with the same Board of Directors, many of the same officers and with generally the same service providers as other funds in the UAM Fund Family, which consists of 46 separate operational investment portfolios with approximately $3.5 billion net assets.

     Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") has decided to focus on its traditional funds (The PBHG Funds, Inc. and PBHG Insurance Fund, Inc.) and clients (direct retail clients), rather than the clients of financial intermediaries to whom the PBHG Advisor Funds were targeted. Your Board of Directors believes that the proposals and the plan to make the Analytic Funds part of the UAM Fund Family are in the best interests of the shareholders of the Analytic Funds. Your investment will continue to benefit from Analytic's distinctive investment philosophy, now in the role of investment adviser to the Analytic Funds instead of sub-adviser. After the proposed transactions take place, your shares will not bear any initial or contingent sales charges or 12b-1 fees, and you will be able to freely exchange your shares for Institutional Class Shares of other funds within the UAM Fund Family, representing a wide range of investment objectives and policies.

     The enclosed materials provide more information about the proposals. Please read this information carefully and call _____________ at __________ if you have any questions.

     Your vote is important no matter how many shares you own. Voting your shares early will help us avoid follow-up mailings and telephone solicitations.

     After reviewing the enclosed materials, we ask that you vote FOR each of the items listed in the Proxy Statement. You may vote by telephone, mail, fax or [through the proxy solicitor's website].

Sincerely,                               Sincerely,

Harold J. Baxter                         Harindra de Silva
Chairman of the Board                    President
PBHG Advisor Funds, Inc.                 Analytic Investors, Inc.

                                   PROXY Q&A

Q:   What is happening?

A:   You are being asked to vote on the election of new directors, the approval of new investment advisory agreements and the ratification of the independent public accountants for the following series of the PBHG Advisor Funds, Inc. (the "PBHG Advisor Funds"): Analytic Defensive Equity Fund, Analytic Enhanced Equity Fund, Analytic Master Fixed Income Fund and Analytic Short-Term Government Fund (the "Analytic Funds" and each, an "Analytic Fund" or a "Fund"). We are requesting your vote on these matters in order to consummate a proposal to make the Analytic Funds part of the UAM Fund Family. The Board of Directors of the PBHG Advisor Funds has unanimously approved the proposed transactions (the "Proposed Transactions").

Q:   Why are the Analytic Funds Undergoing the Proposed Transactions?

A:   Pilgrim Baxter has decided to focus on its traditional clients and on managing its core group of funds -- The PBHG Funds, Inc. At the same time, Analytic believes that the Analytic Funds will benefit from cost savings in a larger fund family with shared service providers. Analytic has been an affiliate of United Asset Management Corporation since 1985 and believes that the Analytic Funds would benefit from becoming a part of the UAM Fund Family and sharing a board of directors with the other members of the UAM Fund Family.

Q:   How did the Analytic Funds come to be part of the PBHG Advisor Funds, and who are the current adviser and sub-adviser to the Funds?

A:   As you know, predecessors to the Analytic Funds were reorganized as separate series of the PBHG Advisor Funds in July 1998. As part of that reorganization, Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") became the investment adviser of the PBHG Advisor Funds, and Analytic Investors, Inc. ("Analytic") became the sub-adviser to the Analytic Funds. As sub-adviser, Analytic retained day-to-day management over the Analytic Funds' investments and portfolio operations. The reorganization was part of a Pilgrim Baxter marketing strategy focusing on the clients of financial intermediaries such as brokers and dealers, rather than its traditional strategy focusing on [direct retail clients] of the PBHG Funds, Inc. (the "PBHG Funds").

Q:   How Will the Proposed Transactions Affect Me as a Shareholder?

A:   Your shares will remain outstanding and continue to provide you with all of the same rights and interests as you had prior to the consummation of the Proposed Transactions.

Q:   Is there going to be a change in the investment strategies used by the
Analytic Funds?

A:   No.  In addition, Analytic will continue to be responsible for the day-to-
day management of the Analytic Funds, and you will continue to benefit from Analytic's unique investment philosophy.

Q:   Will the Sales Charges and Expenses of the Analytic Funds Remain the Same
After Consummation of the Proposed Transactions?

A:   The current initial and contingent sales charges and 12b-1 fees on the shares of the Funds will be eliminated. The management fees paid by each Analytic Fund will remain the same. In addition, Analytic has agreed that, through the end of 1999, the total operating expenses of each Fund will be capped (through the use of fee waivers and expense reimbursements) at a lower percentage than is currently in place.

Q:   Whom Should Shareholders Call if They Have Questions?

A:   Contact _______________ at ________________.

                           PBHG Advisor Funds, Inc.
                                P.O. Box 419229
                          Kansas City, MO  64141-6229
                               1 (888) 800-2685

                           -------------------------

                  Notice of A Special Meeting of Shareholders
                         to be held on March 31, 1999

                           -------------------------

Dear Shareholder:

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of PBHG Advisor Funds, Inc., a Maryland corporation (the "Company"), will be held on March 31, 1999, at 10:00 a.m. (Eastern Time) at the offices of Ballard Spahr Andrews & Ingersoll, LLP, 800 Hudson Square, 5/th/ Floor, Camden, NJ 08102-1115. At the Meeting, you and the other shareholders of the Company will be asked to consider and vote on the following matters:

     1. To approve a new investment advisory agreement between each of the Analytic Defensive Equity Fund, the Analytic Enhanced Equity Fund, the Analytic Master Fixed Income Fund and the Analytic Short-Term Government Fund and Analytic Investors, Inc., as discussed in Part I of the attached Proxy Statement. (Each investment advisory agreement will be voted on only by shareholders of the relevant Fund.)

     2. To elect seven Directors to the Board of Directors of the Company, as discussed in Part II of the attached Proxy Statement.

     3. To ratify or reject the selection by the Board of Directors of PricewaterhouseCoopers LLP as independent public accountants to the Company for the fiscal year ending December 31, 1999, as discussed in
        Part III of the attached Proxy Statement.

     4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

     Shareholders of record at the close of business on February 19, 1999, are entitled to notice of, and to vote at, the Meeting. Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the enclosed proxy card so that a quorum will be present and the maximum number of shares may be voted. Your vote is important no matter how many shares you own. You can vote easily and quickly [at the proxy solicitors' web site,] by toll-free telephone, by mail, by fax (not available for all shareholders; refer to the enclosed proxy insert) or in person. To vote [through the proxy solicitor's web site] or by telephone, just follow the simple instructions that appear on the enclosed proxy insert. You may change your vote by written notice to the Company, by submission of a subsequent proxy, or by voting in person at the Meeting.

                              By Order of the Board of Directors,


                              John M. Zerr
                              Secretary
Wayne, Pennsylvania
February   , 1999
         --

                           PBHG Advisor Funds, Inc.
                                P.O. Box 419229
                          Kansas City, MO  64141-6229
                               1 (888) 800-2685

                                Proxy Statement

     This Proxy Statement is being provided to the shareholders of PBHG Advisor Funds, Inc., a Maryland corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors" or the "Directors"). The proxies are to be used at a Special Meeting of Shareholders (the "Meeting") to be held at the offices of Ballard Spahr Andrews & Ingersoll, LLP, 800 Hudson Square, 5/th/ Floor, Camden, NJ 08102-1115, on March 31, 1999, at 10:00 a.m. (Eastern Time), and any adjournment(s) thereof, for action upon the matters set forth in the Notice of the Special Meeting of Shareholders.

     The Company currently consists of the following series of shares: the Analytic Defensive Equity Fund, the Analytic Enhanced Equity Fund, the Analytic Master Fixed Income Fund and the Analytic Short-Term Government Fund (together, the "Funds").

     All shares represented by each properly signed proxy received prior to the Meeting will be voted at the Meeting. If a shareholder of record specifies how the proxy is to be voted on any of the business matters to come before the Meeting, it will be voted in accordance with the specification. If no specification is made, the proxy will be voted FOR approval of the new investment advisory agreement for the Fund of which you are a shareholder (Proposal 1), FOR the election of the nominees for Director (Proposal 2) and FOR the ratification of PricewaterhouseCoopers LLP as independent public accountants for the Funds (Proposal 3). The proxy may be revoked by a shareholder of record at any time prior to its use by written notice to the Company, by submission of a subsequent proxy or by voting in person at the Meeting.

     All shareholders of record at the close of business on February 19, 1999, the record date for the determination of shareholders entitled to vote at the Meeting (the "Record Date"), are entitled to one vote for each dollar (and each fractional dollar thereof) of net asset value of shares of the Company held on such date. As of that date, there were issued and outstanding the following number of shares of each Fund:

                                           Shares Issued
Name of Fund                              and Outstanding        Net Assets
------------                              ---------------        ----------
Analytic Defensive Equity Fund ..........
                                              -----------       -----------
Analytic Enhanced Equity Fund ...........
                                              -----------       -----------
Analytic Master Fixed Income Fund .......
                                              -----------       -----------
Analytic Short-Term Government Fund .....
                                              -----------       -----------

    Total ...............................
                                              ===========       ===========

     Shareholders of each Fund will vote separately by Fund on Proposal 1 (approval of a new investment advisory agreement for each of those Funds). Shareholders of all Funds will vote as a single class on Proposal 2 (election of Directors) and Proposal 3 (ratification of the independent public accountants).

     The presence at the Meeting, in person or by proxy, of the holders of 30% of the shares of each Fund entitled to be voted (for a Fund-by-Fund vote, such as Proposal 1), or of the Company (for a Company-wide vote, such as Proposals 2 and 3) shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum, abstentions, withheld votes or broker "nonvotes" will be counted as present. Broker "nonvotes" occur when the Company receives a proxy from a broker or nominee who does not have discretionary power to vote on a particular matter and the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the shares represented by the proxy. With respect to each Fund, Proposal 1 requires the approval of a "majority of the outstanding voting securities" of such Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Abstentions and broker "nonvotes" will have the effect of a vote against Proposal 1. See "Proposal 1 - Required Vote."
With respect to Proposals 2 and 3, all four Funds of the Company will vote together as a single class. Proposal 2 requires a plurality vote for election of each Director, and Proposal 3 requires a majority vote of shares present at the Meeting for approval. Abstentions and broker nonvotes will not be counted in favor of or against, and will have no other effect on the voting on, Proposals 2 and 3 except to help establish a quorum. See "Proposal 2 - Required Vote" and "Proposal 3 - Required Vote."

     The solicitation will be made primarily by mail, but may be supplemented by telephone calls, telegrams and personal interviews by officers, employees and agents of Analytic and its affiliates. Authorization to execute proxies may be obtained telephonically or by electronically transmitted instructions. The Company has retained __________, [Address] to aid in the solicitation of proxies. The costs of retaining ___________, which are anticipated to be approximately $_______, and other expenses incurred in connection with the solicitation of proxies, and the costs of holding the Meeting, will be borne by Pilgrim Baxter & Associates and Analytic Investors, Inc. and not by the Company. This Proxy Statement and the enclosed form of proxy were first mailed to shareholders on or about February __, 1999.

     Those persons who are known to be the beneficial owners of more than five percent of the shares of any of the Funds as of February 19, 1999 are as follows:

                                 Name and
                                Address of          Beneficial        Percent
Name of Fund                  Beneficial Owner      Ownership         of Fund
---------------------------   ----------------      ---------         -------
Analytic Defensive Equity
 Fund
Analytic Enhanced Equity
 Fund
Analytic Master Fixed
 Income Fund
Analytic Short-Term
 Government Fund

                                I.  Approval of
                     the New Investment Advisory Agreements
                                  (Proposal 1)

     Introduction. Pilgrim Baxter & Associates, Ltd. ("PBA"), a Delaware corporation, 825 Duportail Road, Wayne, PA 19087, and a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), One International Place, Boston, MA 02110, currently acts as investment adviser to each Fund pursuant to an investment advisory agreement entered into by the Company and PBA (the "Current Advisory Agreement"). The Current Advisory Agreement for the Company was signed on April 1, 1998, and approved by the sole shareholder of the Analytic Enhanced Equity, Analytic Master Fixed Income and Analytic Short-Term Government Funds on April 9, 1998, and by the sole shareholder of the Analytic Defensive Equity Fund on June 4, 1998 in connection with the organization of those Funds.

     Analytic Investors, Inc. ("Analytic"), a California corporation, 700 South Flower St., Suite 2400, Los Angeles, CA 90017, a wholly-owned subsidiary of UAM, currently acts as investment sub-adviser to the Analytic Defensive Equity Fund, the Analytic Enhanced Equity Fund, the Analytic Master Fixed Income Fund and the Analytic Short-Term Government Fund pursuant to a sub-advisory agreement entered into by and between the Company, PBA and Analytic (the "Current Sub-Advisory Agreement"). The Current Sub-Advisory Agreement was signed on July 20, 1998 and approved by the sole shareholder of the Analytic Enhanced Equity, Analytic Master Fixed Income and Analytic Short-Term Government Funds on April 9,
1998, and by the sole shareholder of the Analytic Defensive Equity Fund on June 4, 1998, in connection with the organization of those Funds. PBA and Analytic have served as the only investment adviser and sub-adviser, respectively, to each Fund since each such Fund's inception.

     Under the Current Advisory Agreement, PBA is responsible for the overall management of the operations of the Funds, while Analytic, subject to the supervision of PBA and the Board of Directors of the Company, is responsible for selecting and managing the investment portfolio of each Fund. Prior to July 20, 1998, Analytic was a direct, wholly-owned subsidiary of UAM. During the period from July 20, 1998 to December 31, 1998, Analytic was a wholly-owned subsidiary of PBA. Effective January 1, 1999, PBA transferred all of the capital stock of Analytic to UAM, causing Analytic to again become a direct, wholly-owned subsidiary of UAM.

     The Funds and several other funds ("Other Funds") were organized last year as part of a new mutual fund family sponsored by PBA and targeted to the clients of financial intermediaries, such as brokers and dealers who charge a commission or fee for their service. PBA decided in late 1998 to change this marketing strategy and focus on its traditional clients and products. As part of this change the remaining Other Funds were liquidated. Given this decision, PBA and Analytic believe that it is in the interest of the shareholders for the Funds to revert to their former stand-alone status. As a result, PBA and Analytic have recommended to the Directors that the Funds become part of another mutual fund family, known as the UAM Funds. The UAM Funds consist of 46 separate operational investment portfolios and have approximately $ 3.5 billion in net assets as of December 31, 1998. Although the Company will be considered part of the UAM Fund Family because of a shared board of directors (if the Nominees are elected), certain shared officers and certain shared service providers, the Company will remain a separate corporate entity. In connection with the transaction, the name of the Company may also be changed to identify the Company more closely with the UAM Funds.

     With the consent of the Board, PBA will resign as investment adviser to the Funds prior to their becoming part of the UAM Fund Family, if shareholders approve new investment advisory arrangements. Accordingly, you are now being asked to approve new investment advisory agreements (the "New Advisory Agreements") between the Company and Analytic. The annual management fee rate set forth in the New Advisory Agreements is identical to the annual management fee rate set forth in the Current Advisory Agreement.

     If the New Advisory Agreements are approved, Analytic will become the investment adviser of the Funds instead of remaining their sub-adviser and will have certain additional oversight duties. However, the individuals who currently provide compliance and various corporate functions would change. In addition, a number of the current service providers would change. UAM Fund Services, Inc. would be expected to replace PBHG Fund Services as administrator and DST Systems, Inc. as transfer and dividend-paying agent, and DST Systems, Inc. would be expected to become the sub-transfer agent, Chase Global Funds Services Company would be expected to replace SEI Fund Resources as sub-administrator, and UAM Fund Distributors, Inc. would be expected to replace PBHG Fund Distributors as distributor.

     Analytic has informed the Company and the Directors that it anticipates no material changes in the investment philosophy, policies or strategies of the Funds if the New Advisory Agreements are approved. Analytic will continue to operate from offices in Los Angeles, California, with the same personnel providing investment advisory services to the Funds.

     Comparison of the New Advisory Agreements and the Current Advisory Agreement and Current Sub-Advisory Agreement. The description of the New Advisory Agreements set forth herein is qualified in its entirety by the provisions of the Form of New Advisory Agreement, which is attached hereto as Exhibit A.

     The terms of the New Advisory Agreements relating to compensation payable to the adviser are substantially identical to the terms of the Current Advisory Agreement. Under the Current Advisory Agreement and the Current Sub-Advisory Agreement, PBA and Analytic receive a monthly management fee at the following annual percentage rates applicable to the average daily net assets of each Fund, as determined at the close of each business day during the month:

Advisory Fees
-------------


                                         Annual         Annual
                                       Percentage     Percentage
                                          Rate           Rate
Name of Fund                             for PBA    for Analytic*
------------                             -------    -------------
Analytic Defensive Equity Fund.......     0.60%          0.40%
Analytic Enhanced Equity Fund........     0.60%          0.40%
Analytic Master Fixed Income Fund....     0.45%          0.25%
Analytic Short-Term Government Fund..     0.30%          0.10%

* Each such fee is paid to Analytic from PBA's advisory fee received from such Fund.

     Pursuant to an Expense Limitation Agreement with each Fund, PBA currently waives that portion, if any, of the annual management fees payable by the Company and pays that portion of expenses of each Fund to the extent necessary to ensure that the "Total Operating Expenses" (excluding 12b-1 fees) of each Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenditures and extraordinary expenses) do not exceed, as a percentage of daily net assets, on an annualized basis: 0.82% of the Analytic Defensive Equity Fund and the Analytic Enhanced Equity Fund; 0.67% of the Analytic Master Fixed Income Fund; and 0.52% of the Analytic Short-Term Government Fund. PBA's contractual fee waiver/expense reimbursement arrangement for each Fund will remain in effect for the current fiscal year or until the New Advisory Agreements are approved, whichever occurs first. However, if prior to the date of the Meeting a Fund's assets are greater than $75 million and its "Total Operating Expenses" do not exceed the limits previously noted, the Board of Directors may elect to reimburse PBA for any fees it waived or expenses it reimbursed on that Fund's behalf during the previous two fiscal years. It is unlikely that PBA will receive any reimbursement from the Funds prior to the Meeting. In addition, effective January 25, 1999, PBHG Fund Distributors, the Company's distributor and a wholly-owned subsidiary of PBA has voluntarily agreed to waive its right to receive 12b-1 fees from the Funds. If the New Advisory Agreements are approved by shareholders, Analytic has voluntarily agreed to waive its fees or assume other expenses at least for the remainder of the current fiscal year to the extent necessary to ensure that the "Total Operating Expenses" of each Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenditures and extraordinary expenses) do not exceed, as a percentage of daily net assets, on an annualized basis: ___% for the Analytic Defensive Equity Fund and the Analytic Enhanced Equity Fund; ___% of the Analytic Master Fixed Income Fund; and ___% of the Analytic Short-Term Government Fund. As it is proposed that shares of the Analytic Funds would not bear 12b-1 fees if Analytic becomes the investment adviser to the Funds, "Total Operating Expenses" subject to the expense limits set forth above would be equal to or lower than the current "Total Operating Expenses" of each Fund (including 12b-1 fees).

     For the fiscal period ended December 31, 1998, advisory fees paid to PBA pursuant to the Current Advisory Agreement (both before and after the voluntary fee reduction and expense reimbursements described above) and to Analytic pursuant to the Current Sub-Advisory Agreement were as follows/1/:

                                                                              ProForma   ProForma
                                           PBA        PBA       Analytic      Analytic   Analytic
Fund                                   Gross Fees   Net Fees   Net Fees/2/   Gross Fees  Net Fees
-------------------------------------  ----------  ----------  -----------   ----------  --------
Analytic Defensive Equity Fund.......    $          $            $            $           $
Analytic Enhanced Equity Fund........    $          $            $            $           $
Analytic Master Fixed Income Fund....    $          $            $            $           $
Analytic Short-Term Government Fund..    $          $            $            $           $

/1/ As of the date of this Proxy Statement, the Company had not been in operation for one full year. The Analytic Enhanced Equity Fund, Master Fixed Income Fund and Short-Term Government Fund commenced operations on July 27, 1998. Prior to that date, the predecessors to such Funds, the Analytic Enhanced Equity Portfolio, Master Fixed Income Portfolio and Short-Term Government Portfolio, were all series of the Analytic Series Fund. The Analytic Defensive Equity Fund commenced operations on August 31, 1998. Prior to that date, the Fund's predecessor, the Analytic Defensive Equity Portfolio, was a series of the Analytic Optioned Equity Fund, Inc.

/2/ Each such fee is paid to Analytic from PBA's net advisory fee from such Fund.

     Under the New Advisory Agreements, similar to the Current Advisory Agreement and Current Sub-Advisory Agreement, subject to the supervision of the Directors and officers of the Company and the policies set forth in the Prospectus, Analytic will furnish continuously an investment program for, and will make investment decisions on behalf of, the Funds and place all orders for the purchase and sale of portfolio securities. Although the duties relating to portfolio management, such as specific requirements relating to methods of research, are not explicitly set forth in the New Advisory Agreements, consistent with current practice in the UAM Fund Family, Analytic's duties are expected to be substantially similar to the combined portfolio management duties of PBA and Analytic under the Current Advisory and Current Sub-Advisory Agreements, respectively. The New Advisory Agreements also differ from the Current Advisory Agreement in that the New Advisory Agreements do not explicitly contemplate or permit Analytic to delegate any of its duties to a sub-adviser.

     In connection with providing advisory services to the Funds, both the New Advisory Agreements and the Current Advisory Agreement and Current Sub-Advisory Agreement direct the adviser to seek, in placing orders with brokers or dealers, the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to a Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are judgment considerations.

     As permitted by the New and Current Advisory and Sub-Advisory Agreements and Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), as amended, and subject to such policies as the Directors of the Company may determine, the adviser may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the Act) to the adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Analytic may consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for the Funds and will receive such services from brokers who are expected to handle a substantial amount of a Fund's portfolio transactions. Research services may include a wide variety of analyses and reports on such matters as economic developments, industries, companies, securities and portfolio strategy.
Analytic may use such research in servicing other clients as well as the Company. While Analytic does not currently engage in the foregoing practices, it may do so in the future.

     Although the New Advisory Agreements and Current Advisory and Sub-Advisory Agreements all require the adviser to render regular reports to the Board and furnish any information the Board requests, the Current Advisory Agreement also requires PBA to notify the Company immediately of certain specified material developments. While the New Advisory Agreements and the Current Sub-Advisory Agreement do not expressly require such notifications, under such Agreements the adviser or sub-adviser, as the case may be, is required to comply with the Prospectus of each Fund and applicable law.

     With regard to expenses, the New Advisory Agreements differ in several respects from the Current Advisory Agreement. Although both Agreements require the adviser to provide the Company with office facilities, equipment, personnel and other services at the request of the Directors, under the New Advisory Agreements such services and facilities are billed to the Company at Analytic's cost while under the Current Advisory Agreement they are provided free of charge. In addition, unlike the requirements of the Current Advisory Agreement, Analytic is not directed to provide at its own expense the resources necessary for complying with state reporting requirements and providing communications to stockholders. As a result of the differences outlined in this paragraph, these expenses will be borne by each Fund, unlike the current arrangement.

     The Current Advisory Agreement provides that each Fund pays all of its expenses which are not specifically assumed by PBA under the terms of such Agreement, with such Agreement setting forth examples of such expenses which are not assumed by PBA. The New Advisory Agreements take a consistent approach, indicating that each Fund will bear all of its expenses not expressly assumed by Analytic. However, unlike the Current Advisory Agreement, the New Advisory Agreements do not set forth examples of the expenses to be paid by the Fund. The Current Sub-Advisory Agreement does not address allocation of expenses, because those matters are addressed in the Current Advisory Agreement.

     Each New Advisory Agreement provides that it will continue in effect from its initial effective date for an initial term of two years or until the date of the first meeting of the shareholders of the Fund, and, if approved by a majority of the outstanding voting securities of a Fund, thereafter only so long as such continuance is approved at least annually by (i) the Directors or (ii) a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the relevant Fund, provided that in either event the continuance is also approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to the Agreement. Like the Current Advisory Agreement, each New Advisory Agreement automatically terminates on assignment and is terminable without penalty by the Company on not less than 60 days' notice. Unlike the Current Advisory Agreement, which allows for termination by the adviser on 60 days' notice, the New Advisory Agreements provide for a 90 day notice period. The New Advisory Agreements may only be amended by an affirmative vote of (i) a majority of

Directors who are not interested persons of any party to such Agreement and (ii) the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the relevant Fund. The Current Advisory Agreement is substantially similar, but also requires a separate vote of the majority of all Directors.

     The New Advisory Agreements and the Current Advisory and Sub-Advisory Agreements are substantially similar with respect to the standards under which the adviser or sub-adviser, as the case may be, is subject to liability to the Company or to any shareholder of the Company. The only differences among such standards in the three Agreements are that: (i) unlike the Current Advisory Agreement, in each New Advisory Agreement Analytic would also be liable for any loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services and (ii) although the Current Sub-Advisory Agreement provides for liability for a breach of fiduciary duty with respect to the receipt of compensation, it does not expressly state that Analytic is liable for a mistake of law.

                           [Board Deliberation Here]

     Additional information concerning Analytic. The table below provides certain information concerning each person who serves on the board of directors and as a principal executive officer of Analytic.

    Name/Address                                  Principal Occupation
    ------------                                  --------------------
Roger G. Clarke                     Director, Analytic Investors, Inc.
50 East North Temple Street         President, Ensign Peak Advisors
Salt Lake City, UT 84150

Michael Flinn                       Director, Analytic Investors, Inc.
1325 4th Avenue, Suite 1900         President, The Flinn Company
Seattle, WA 98101

Harindra de Silva                   President, Analytic Investors, Inc.
700 S. Flower Street, Suite 2400
Los Angeles, CA 90017

Marie Nastasi Arlt                  Chief Operating Officer,
700 S. Flower Street, Suite 2400    Analytic Investors, Inc.
Los Angeles, CA 90017

Gregory McMurran                    Chief Investment Officer,
700 S. Flower Street, Suite 2400    Analytic Investors, Inc.
Los Angeles, CA 90017

Robert Bannon                       Managing Director,
700 S. Flower Street, Suite 2400    Analytic Investors, Inc.
Los Angeles, CA 90017


     Required Vote. Approval of each New Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the relevant Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such Fund or (2) 67% or more of the shares of such Fund present at the meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy. If the shareholders of any Fund do not approve the New Advisory Agreement, the existing investment advisory arrangements with PBA and Analytic will remain in effect with respect to such Fund and the Directors will take such further action as they may deem to be in the best interests of the shareholders of such Fund.

     The Directors unanimously recommend that shareholders vote FOR the approval of each New Advisory Agreement.

                          II.  Election of Directors
                                 (Proposal 2)

     The current Directors, none of whom will continue to serve after the Meeting, have nominated and proposed the election at the Meeting of the following seven nominees (the "Nominees"): Nancy J. Dunn, James P. Pappas, John
T. Bennett, Jr., Philip D. English, William A. Humenuk, Norton H. Reamer and Peter M. Whitman, Jr. The Nominees compose the current board of directors of the UAM Funds. None of the Nominees currently serves as Director of the Company, and Messrs. Pappas, Reamer and Whitman are interested persons of the Company and Analytic. The principal occupations and business experience for the last five years of each Director, officer, and Nominee are as indicated in the table below.

     The term of office of each person elected as a Director will be until the next meeting held for the purpose of electing Directors and until such person's successor is elected and qualified (or until such Director's earlier retirement, resignation, death or disqualification). The Nominees have agreed to serve as Directors if elected. If any of the Nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for another person in their discretion.

                  NOMINEES, DIRECTORS AND OFFICERS INFORMATION

                                                            Principal
                                Position                    Occupations
                                with the                    During the Past
        Name and Age            Company                     Five Years
        ------------            -------                     ----------
PROPOSED NEW DIRECTORS
----------------------

JOHN T. BENNETT, JR. (70)      Nominee                      President of Squam Investment
                                                             Management Company, Inc. and Great
                                                             Island Investment Company, Inc.;
                                                             President of Bennett Management
                                                             Company from 1988 to 1993.

PHILIP D. ENGLISH (50)         Nominee                      President and Chief Executive Officer
                                                             of Broventure Company, Inc.; Chairman
                                                             of the Board of Chektec Corporation
                                                             and Cyber Scientific, Inc.

WILLIAM A. HUMENUK (56)        Nominee                      Executive Vice President and Chief
                                                             Administrative Officer of Philip
                                                             Services Corp.; Director, Hofler
                                                             Corp.; Formerly, a Partner in the
                                                             Philadelphia office of the law firm
                                                             Dechert Price & Rhoads.

NORTON H. REAMER (64)*         Nominee                      Chief Executive Officer and Chairman
                                                             of the Board of UAM; Director, Partner
                                                             or Trustee of each of the Investment
                                                             Companies of the Eaton Vance Group of
                                                             Mutual Funds.

PETER M. WHITMAN, JR. (55)*    Nominee                      Chairman and Chief Investment Officer
                                                             of Dewey Square Investors Corporation
                                                             since 1988; Director and Chief Executive Officer
                                                             of H.T. Investors, Inc., formerly a subsidiary
                                                             of Dewey Square.

NANCY J. DUNN (47)             Nominee                      Vice President for Finance and Administration
                                                             and Treasurer of Radcliffe College since 1991.


JAMES P. PAPPAS (46)*          Nominee                      Senior Vice President of UAM Investment
                                                             Services, Inc. and UAM Trust Company since
                                                             January 1996; Vice President of UAM Fund
                                                             Distributors, Inc. since December 12, 1995;
                                                             formerly a Director and Chief Operating Officer
                                                             of CS First Boston Investment Management from
                                                             1993-1995.

CURRENT DIRECTORS
-----------------

JOHN R. BARTHOLDSON (52)       Director (since 1998)        Chief Financial Officer and Director, the
                                                             Triumph Group Holdings, Inc. (manufacturing)
                                                             since 1992.

HAROLD J. BAXTER (52)*         Chairman of the Board        Chairman, Chief Executive Officer and Director,
                               and Director                  Pilgrim Baxter & Associates, Ltd. since April
                               (since 1998)                  1995.  Trustee, PBHG Fund Services since May
                                                             1996. Chairman, Chief Executive Officer and
                                                             Director, Pilgrim Baxter Value Investors, Inc.
                                                             ("Value Investors"), since June 1996.  Trustee,
                                                             PBHG Fund Distributors since January 1998.

JETTIE M. EDWARDS (50)         Director (since 1998)        Consultant, Syrus Associates since 1986.
                                                             Trustee, Provident Investment Counsel Trust
                                                             (investment company) since 1992.

ALBERT A. MILLER (63)          Director (since 1998)        Principal and Treasurer, JK Equipment Exporters
                                                             since 1995.  Advisor and Secretary, the
                                                             Underwoman Shoppes Inc. (retail clothing
                                                             stores) since 1980. Merchandising Group Vice
                                                             President, R.H. Macy & Co., 1958-1995 (retired).

CURRENT OFFICERS**
------------------

GARY L. PILGRIM (58)           President (since 1998)       President, Chief Investment Officer and
                                                             Director,  Pilgrim Baxter & Associates, Ltd.
                                                             since 1982.  Trustee, PBHG Fund Services since
                                                             May 1996.  Director, Value Investors since June
                                                             1996.

SANDRA K. ORLOW (45)           Vice President               Vice President and Assistant Secretary of SEI
                               (since 1998)                  Corporation ("SEI") and SEI Investments Mutual
                                                             Funds Services since 1983 and SEI Investments
                                                             since 1996.

KATHRYN L. STANTON (40)        Vice President,              Vice President and Assistant Secretary of SEI
                               Assistant Secretary           and SEI Investments Mutual Funds Services since
                               (both since 1998)             1994 and SEI Investments since 1996.
                                                             Associate, Morgan, Lewis & Bockius LLP (law
                                                             firm), 1989-1994.

TODD CIPPERMAN (33)            Vice President,              Vice President and Assistant Secretary of SEI
                               Assistant Secretary           and SEI Investments Mutual Funds Services since
                               (both since 1998)             1995 and SEI Investments since 1996.
                                                             Associate, Dewey Ballantine (law firm)
                                                             1994-1995.  Associate, Winston & Strawn (law
                                                             firm) 1991-1994.

MICHAEL J. HARRINGTON (30)     Vice President               Director of Fund Services, Pilgrim Baxter &
                               (since 1998)                  Associates, Ltd. since 1994. Vice President,
                                                             PBHG Fund Services since May 1996.  Vice
                                                             President, PBHG Fund Distributors since January
                                                             1998.  Account Manager, SEI, 1991-1994.

LEE T. CUMMINGS (35)           Treasurer, Chief             Director of Mutual Fund Operations, Pilgrim
                               Financial Officer and         Baxter & Associates, Ltd. since 1996.
                               Controller                    Treasurer, PBHG Fund Services since May 1996.
                               (all since 1998)              President, PBHG Fund Distributors since
                                                             December 1998.  Investment Accounting Officer,
                                                             Delaware Group of Funds, 1994-1996. Vice
                                                             President, Fund/Plan Services, Inc., 1992-1994.

BRIAN F. BEREZNAK (37)         Vice President               Trustee and President, PBHG Fund Services since
                               (since 1998)                  May 1996.  Chief Operating Officer, Pilgrim
                                                             Baxter & Associates, Ltd., from 1989 through
                                                             December 31, 1996.  Vice President, Pilgrim
                                                             Baxter & Associates, Ltd. since 1997.
                                                             Director, Value Investors June 1996 to October
                                                             1997.

JOHN M. ZERR (36)              Vice President                General Counsel and Secretary, Pilgrim Baxter &
                               and Secretary                  Associates, Ltd., since November 1996.  General
                               (both since 1998)              Counsel and Secretary, Value Investors since
                                                              November 1996.  General Counsel and Secretary,
                                                              PBHG Fund Services since November 1996.
                                                              General Counsel and Secretary, PBHG Fund
                                                              Distributors since January 1998.  Vice President
                                                              and Assistant Secretary, Delaware Management
                                                              Company, Inc. and the Delaware Group of Funds,
                                                              1995-1996. Associate, Ballard Spahr Andrews &
                                                              Ingersoll (law firm), 1987-1995.

MEGHAN M. MAHON (30)           Vice President and            Counsel, Pilgrim Baxter & Associates,
                               Assistant Secretary            Ltd. since April 1998.  Assistant Vice
                               (since 1998)                   President, Assistant Secretary and
                                                              Counsel, Delaware Management Company,
                                                              Inc. and the Delaware Group of Funds
                                                              1997-1998.  Associate, Drinker Biddle
                                                              & Reath LLP (law firm) 1994-1997.
                                                              Associate, McAleese, McGoldrick &
                                                              Susanin (law firm) 1993-1994.

--------------------
* Nominee/Director who is an "interested person" (as defined in the 1940 Act) of the Company, PBA or Analytic. Mr. Baxter is an "interested person" by reason of being Chairman and Chief Executive Officer of PBA. Mr. Reamer would be an "interested person" by reason of being Chief Executive Officer and Chairman of the Board of UAM. Mr. Whitman would be an "interested person" by reason of being Chairman and Chief Executive Officer of Dewey Square Investors Corporation, an affiliate of UAM. Mr. Pappas would be an "interested person" by reason of being Senior Vice President of UAM Investment Services, Inc. and UAM Trust Company and a Principal of UAM Fund Distributors, Inc., affiliates of UAM.

** If the New Advisory Agreements are approved, the current officers of the Company are expected to resign immediately after the Meeting. If the New Advisory Agreements are approved, the new officers of the Company are expected to be certain current officers of the UAM Funds, as well as certain officers of Analytic.

     The principal occupations of the Nominees, Directors, and officers for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The mailing address of each of the Directors and officers is c/o Pilgrim Baxter & Associates, Ltd., 825 Duportail Road, Wayne, PA 19087. The mailing address of each of the Nominees is c/o UAM Fund Services, Inc., 211 Congress Street, 4th Floor, Boston, MA 02116.

     As of February 19, 1999, those securities of the Company that are known to be beneficially owned by the Directors, officers, and Nominees are:

                                                         Amount and Nature of
Name of Fund                        Beneficial Owner     Beneficial Ownership  Percent of Fund
--------------------------------  ---------------------  --------------------  ---------------
Analytic Defensive Equity Fund    [John R. Bartholdson]

Analytic Defensive Equity Fund    [Albert A. Miller]

Analytic Defensive Equity Fund    [Harold J. Baxter]

Analytic Short-Term Government    [Albert A. Miller]
 Fund

--------------------
[*  Less than 1% of such Fund's total outstanding securities]

     As of February 19, 1999, the Directors and officers, beneficially owned as
a group          shares of the                 Fund, comprising [less than 1%]
        --------               ---------------
of the outstanding shares of such Fund,           shares of the
                                        ---------               ------------
Fund, comprising [less than 1%] of the outstanding shares of such Fund, [etc.]

     The Board of Directors met seven times during the fiscal period ended December 31, 1998. The Company has a standing audit committee, composed of Messrs. Bartholdson and Miller and Ms. Edwards, which is responsible for the selection of the Company's auditors and monitoring the audit process and its results. Messrs. Bartholdson and Miller and Ms. Edwards attended two audit committee meetings that were held during the fiscal period ended December 31, 1998. The Company has a standing nominating and compensation committee, also composed of Messrs. Bartholdson and Miller and Ms. Edwards, which is responsible for the selection and nomination of individuals to serve as Director of the Company and for setting the compensation to be paid to each Director by the Company for services as a Director. No nominating and compensation committee meetings were held during the fiscal period ended December 31, 1998. The nominating committee will consider nominees recommended by stockholders. Such recommendations should be submitted in writing to John M. Zerr, Secretary to the Company, PBHG Advisor Funds, 825 Duportail Road, Wayne, PA 19087.

     The Company paid $14,500 to each Director who is not an "interested person" of the Company for the fiscal period ending December 31, 1998, which includes $1,000 for each Board meeting and $500 for each committee meeting attended.
It is expected that the Company will pay each Director elected at the Meeting $2,617 for the fiscal year ending December 31, 1999, which includes $2,000 (which amount is allocated amongst all UAM Funds) and $150 per portfolio or fund for each Board meeting attended. The following table sets forth the amount of the compensation expected to be paid (or deferred in lieu of current payment) by the Company during its fiscal year ending December 31, 1999, to the persons who currently serve as Directors:

               COMPENSATION TABLE*

                                                 Total
                              Aggregate       Compensation
                             Compensation    From Company &
 Name of Person, Position   From Company**  Fund Complex ***
--------------------------  --------------  ----------------
John R. Bartholdson.......      $7,333           $20,583
  Director
Harold J. Baxter..........        None              None
  Director
Jettie M. Edwards.........      $7,333           $20,583
  Director
Albert A. Miller..........      $7,333           $20,583
  Director

* The current directors are expected to be replaced as a matter of law as of the date the shareholders elect new Directors at the Meeting. As a result, the estimate of compensation stated in the Table reflects only the period between January 1, 1999 and the date of the Meeting.

** The Company does not currently provide any pension or retirement benefits for its Directors.

*** Reflects total payments received from the Fund Complex. As of February 19, 1999, there were two companies in the Fund Complex in addition to the Company.

     The following table sets forth the amount of the compensation estimated to be paid (or deferred in lieu of current payment) by the Company during its fiscal year ending December 31, 1999, to the Nominees (assuming they had been elected as of January 1, 1999):

                     COMPENSATION TABLE

                                                   Total
                               Aggregate        Compensation
                              Compensation     From Company &
 Name of Person, Position   From Company /1/  Fund Complex /2/
--------------------------  ----------------  ----------------
John T. Bennett, Jr.......            $2,617           $38,000
  Nominee
Philip D. English.........            $2,617           $38,000
  Nominee
William A. Humenuk........            $2,617           $38,000
  Nominee
Norton H. Reamer..........              None              None
  Nominee
Peter M. Whitman, Jr......              None              None
  Nominee
Nancy J. Dunn.............            $2,617           $38,000
  Nominee
James P. Pappas...........              None              None
  Nominee

/1/The Company does not expect to provide any pension or retirement benefits to the Nominees if elected.

/2/Reflects total payments received from the Fund Complex.  As of February 19,
1999, there were    funds in the Fund Complex.
                 --
     Required Vote. The election of Directors of the Company will be by a plurality of the shares of the Company (all four Funds of the Company voting together as a single class) present at the Meeting in person or by proxy, if a quorum is present. Shares represented by duly executed proxies will be voted for the election of the persons named herein as Nominees, unless such authority has been withheld in accordance with the instructions on the form of proxy. If no instructions are made, the proxy will be voted for such Nominees.

     The Directors unanimously recommend that shareholders vote FOR election of each of the Nominees.

                       III.  Ratification of Accountants
                                 (Proposal 3)

     The Board of Directors has selected PricewaterhouseCoopers LLP as the auditors for the Company for the fiscal year ending December 31, 1999 subject to removal by a majority of the outstanding shares of the Company. Upon the reasonable request of any stockholder of the Company, representatives of PricewaterhouseCoopers LLP will attend the meeting, and will, as they see fit, make a statement and/or respond to appropriate questions.

     Required Vote. The ratification of the selection of PricewaterhouseCoopers LLP as the independent public accountants for the Company will require a majority of the shares of the Company (all four Funds of the Company voting together as a single class) present at the Meeting in person or by proxy, if a quorum is present.

     The Board of Directors unanimously recommends that shareholders vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants for the Company.

                            IV.  Other Information

     Information Regarding the Company's Administrator. The Company's administrator is PBHG Fund Services, located at 825 Duportail Road, Wayne, PA 19087. It is currently expected that the administrator will be replaced shortly after the Meeting by UAM Fund Services, Inc., located at 211 Congress Street, Boston, MA 02110.

     Information Regarding the Company's Sub-Administrator. The Company's sub-administrator is SEI Fund Resources, located at One Freedom Valley Road, Oaks, PA 19456. It is currently expected that the sub-administrator will be replaced shortly after the Meeting by Chase Global Funds Services Company, located at 73 Tremont Street, Boston, MA 02108.

     Information Regarding the Company's Custodian. The Company's custodian is First Union National Bank, located at 530 Walnut Street, Philadelphia, PA 19106.

     Information Regarding the Company's Distributor. The Company's distributor is PBHG Fund Distributors, located at 825 Duportail Road, Wayne, PA 19087. It is currently expected that the distributor will be replaced shortly after the Meeting by UAM Fund Distributors, Inc., located at 211 Congress Street, Boston, MA 02110.

     Information Regarding the Company's Independent Public Accountant. The Company's independent public accountant is PricewaterhouseCoopers LLP, located at 2400 Eleven Penn Center, Philadelphia, PA 19103.

     Information Regarding the Company's Transfer, Sub-Transfer and Dividend-Paying Agent. The Company's transfer and dividend-paying agent is DST Systems, Inc., located at P.O. Box 419534, Kansas City, MO 64141-6534. It is currently expected that the transfer and dividend-paying agent will become, shortly after the Meeting, UAM Fund Services, Inc., located at 211 Congress Street, Boston, MA 02110. DST Systems, Inc., is expected to become the Company's sub-transfer agent shortly after the Meeting.

     Other Business. As of the date of this Proxy Statement, the Directors know of no business to come before the Meeting other than as set forth in the Notice of the Special Meeting of Shareholders. However, if any other matters properly come before the Meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

     Adjournment. In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Special Meeting of Shareholders are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of proxies with respect to any such proposals. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time. Any such adjournments will require either (i) the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting or (ii) the approval of any officer entitled to preside or act as secretary of the Meeting to be adjourned, as permitted by the Company's By-Laws. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. The costs of any additional solicitation and of any adjourned session will be borne by PBA and Analytic.
Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Annual Report. The Company's Annual Report to Shareholders is being mailed to shareholders with this proxy. Additional copies of the Annual Report may be obtained without charge from the Company by writing to P.O. Box 419229, Kansas City, MO 64141-6229, or by calling toll-free (888) 800-2685.

     Date of Receipt of Shareholders' Proposals for Subsequent Meetings of Shareholders. The Company's Articles of Incorporation and By-Laws do not provide for annual meetings of shareholders, and the Company currently does not intend to hold any annual meetings. Shareholder proposals for inclusion in the Company's proxy statement for any special meeting must be received by the Company a reasonable period of time before the Company begins to print and mail its proxy materials. The timely submission of a proposal does not guarantee its inclusion.

     PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES [AT THE PROXY SOLICITORS' WEB SITE,] BY TOLL-FREE TELEPHONE, BY MAIL, BY FAX (NOT AVAILABLE FOR ALL SHAREHOLDERS; REFER TO THE ENCLOSED PROXY INSERT) OR IN PERSON. REFER TO THE ENCLOSED PROXY INSERT FOR INSTRUCTIONS. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

February   , 1999
         --

                           PBHG Advisor Funds, Inc.

                                P.O. Box 419229
                          Kansas City, MO 64141-6229

The undersigned hereby appoints Harold J. Baxter and John M. Zerr, and each of them, as proxies of the undersigned (the "Proxies"), each with full power to appoint his or her substitute, and hereby authorizes each of them to represent and vote all the shares of common stock of PBHG Advisor Funds, Inc. (the "Company") held of record as of February 19, 1999 at the Special Meeting of Shareholders to be held at the offices of Ballard Spahr Andrews & Ingersoll, LLP, 800 Hudson Square, 5/th/ Floor, Camden, NJ 08102-1115 on March 31, 1999, at 10:00 a.m. (Eastern Time), and at any and all of the adjournments(s) or postponements(s) thereof.

This proxy is being solicited by the Board of Directors of the Company. When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is given, this proxy will be voted FOR approval of the new investment advisory agreements, FOR election of the directors and FOR ratification of the selection of the independent public accountants. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. A shareholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of A Special Meeting of Shareholders and the Proxy Statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.


Note: Please sign exactly as the name(s) appear(s) on this proxy card. When shares are held by joint tenants, both should sign. When signing as executor, administrator, trustee or guardian, please give the appropriate and complete title. When signing as an officer of a corporation, please indicate the corporation name and the office held by the signing officer. When signing on behalf of a partnership, please sign the partnership name and the name of the person signing.

HAS YOUR ADDRESS CHANGED?           DO YOU HAVE ANY COMMENTS?

_______________________________     ________________________________________
_______________________________     ________________________________________
_______________________________     ________________________________________

PLEASE MARK VOTES AS IN THIS EXAMPLE    [X]
                                                                                         For       Against  Abstain
===============================================        1. To approve the new
        ANALYTIC ENHANCED EQUITY FUND                  investment advisory agreement
===============================================        between your Fund and Analytic
                                                       Investors, Inc.                   [ ]        [ ]       [ ]



Mark box at right if an address change or comment
has been noted on the reverse side of this card   [ ]

                                                                                         For The    With-
                                                                                         Nominees   hold


                                                       2. To elect as directors the
                                                       nominees listed below:

                                                       John T. Bennett, Jr.              [ ]        [ ]

                                                       Philip D. English                 [ ]        [ ]

                                                       William A. Humenuk                [ ]        [ ]

                                                       Norton H. Reamer                  [ ]        [ ]

                                                       Peter M. Whitman, Jr.             [ ]        [ ]

                                                       Nancy J. Dunn                     [ ]        [ ]

                                                       James P. Pappas                   [ ]        [ ]



                                                                                         For       Against  Abstain
                                                       3. To ratify the selection by
                                                       the Board of Directors of
                                ---------------------  PricewaterhouseCoopers LLP as
Please be sure to sign and                             independent public accountants
 date proxy.                    Date                   for the fiscal year ending
-----------------------------------------------------  December 31, 1999.                [ ]        [ ]       [ ]


                                                       Please sign exactly as name
                                                       appears to the left.  When
                                                       signing as attorney, executor,
                                                       administrator, trustee, or
                                                       guardian, please give full
                                                       title as such.  If signing for
                                                       a corporation, please sign in
                                                       full corporate name by
                                                       President or other authorized
                                                       officer.  If a partnership,
                                                       please sign in partnership name
                                                       by authorized person.
-----------------------------------------------------
Shareholder signs here       Co-owner signs here       RECORD DATE SHARES:

PLEASE MARK VOTES AS IN THIS EXAMPLE    [X]
                                                                                         For       Against  Abstain
===============================================        1. To approve the new
        ANALYTIC DEFENSIVE EQUITY FUND                 investment advisory agreement
===============================================        between your Fund and Analytic
                                                       Investors, Inc.                   [ ]        [ ]       [ ]



Mark box at right if an address change or comment
has been noted on the reverse side of this card   [ ]

                                                                                         For The    With-
                                                                                         Nominees   hold


                                                       2. To elect as directors the
                                                       nominees listed below:

                                                       John T. Bennett, Jr.              [ ]        [ ]

                                                       Philip D. English                 [ ]        [ ]

                                                       William A. Humenuk                [ ]        [ ]

                                                       Norton H. Reamer                  [ ]        [ ]

                                                       Peter M. Whitman, Jr.             [ ]        [ ]

                                                       Nancy J. Dunn                     [ ]        [ ]

                                                       James P. Pappas                   [ ]        [ ]


                                                                                           For     Against  Abstain
                                                       3. To ratify the selection by
                                                       the Board of Directors of
                                ---------------------  PricewaterhouseCoopers LLP as
Please be sure to sign and                             independent public accountants
 date proxy.                    Date                   for the fiscal year ending
-----------------------------------------------------  December 31, 1999.                [ ]        [ ]       [ ]


                                                       Please sign exactly as name
                                                       appears to the left.  When
                                                       signing as attorney, executor,
                                                       administrator, trustee, or
                                                       guardian, please give full
                                                       title as such.  If signing for
                                                       a corporation, please sign in
                                                       full corporate name by
                                                       President or other authorized
                                                       officer.  If a partnership,
                                                       please sign in partnership name
                                                       by authorized person.
-----------------------------------------------------
Shareholder signs here       Co-owner signs here       RECORD DATE SHARES:

PLEASE MARK VOTES AS IN THIS EXAMPLE    [X]
                                                                                         For       Against  Abstain
===============================================        1. To approve the new
       ANALYTIC MASTER FIXED INCOME FUND               investment advisory agreement
===============================================        between your Fund and Analytic
                                                       Investors, Inc.                   [ ]        [ ]       [ ]



Mark box at right if an address change or comment
has been noted on the reverse side of this card   [ ]

                                                                                         For The    With-
                                                                                         Nominees   hold


                                                       2. To elect as directors the
                                                       nominees listed below:

                                                       John T. Bennett, Jr.              [ ]        [ ]

                                                       Philip D. English                 [ ]        [ ]

                                                       William A. Humenuk                [ ]        [ ]

                                                       Norton H. Reamer                  [ ]        [ ]

                                                       Peter M. Whitman, Jr.             [ ]        [ ]

                                                       Nancy J. Dunn                     [ ]        [ ]

                                                       James P. Pappas                   [ ]        [ ]


                                                                                           For     Against  Abstain
                                                       3. To ratify the selection by
                                                       the Board of Directors of
                                ---------------------  PricewaterhouseCoopers LLP as
Please be sure to sign and                             independent public accountants
 date proxy.                    Date                   for the fiscal year ending
-----------------------------------------------------  December 31, 1999.                [ ]        [ ]       [ ]


                                                       Please sign exactly as name
                                                       appears to the left.  When
                                                       signing as attorney, executor,
                                                       administrator, trustee, or
                                                       guardian, please give full
                                                       title as such.  If signing for
                                                       a corporation, please sign in
                                                       full corporate name by
                                                       President or other authorized
                                                       officer.  If a partnership,
                                                       please sign in partnership name
                                                       by authorized person.
-----------------------------------------------------
Shareholder signs here       Co-owner signs here       RECORD DATE SHARES:

PLEASE MARK VOTES AS IN THIS EXAMPLE    [X]
                                                                                         For       Against  Abstain
===============================================        1. To approve the new
      ANALYTIC SHORT-TERM GOVERNMENT FUND              investment advisory agreement
===============================================        between your Fund and Analytic
                                                       Investors, Inc.                   [ ]        [ ]       [ ]



Mark box at right if an address change or comment
has been noted on the reverse side of this card   [ ]

                                                                                         For The    With-
                                                                                         Nominees   hold


                                                       2. To elect as directors the
                                                       nominees listed below:

                                                       John T. Bennett, Jr.              [ ]        [ ]

                                                       Philip D. English                 [ ]        [ ]

                                                       William A. Humenuk                [ ]        [ ]

                                                       Norton H. Reamer                  [ ]        [ ]

                                                       Peter M. Whitman, Jr.             [ ]        [ ]

                                                       Nancy J. Dunn                     [ ]        [ ]

                                                       James P. Pappas                   [ ]        [ ]


                                                                                           For     Against  Abstain
                                                       3. To ratify the selection by
                                                       the Board of Directors of
                                ---------------------  PricewaterhouseCoopers LLP as
Please be sure to sign and                             independent public accountants
 date proxy.                    Date                   for the fiscal year ending
-----------------------------------------------------  December 31, 1999.                [ ]        [ ]       [ ]


                                                       Please sign exactly as name
                                                       appears to the left.  When
                                                       signing as attorney, executor,
                                                       administrator, trustee, or
                                                       guardian, please give full
                                                       title as such.  If signing for
                                                       a corporation, please sign in
                                                       full corporate name by
                                                       President or other authorized
                                                       officer.  If a partnership,
                                                       please sign in partnership name
                                                       by authorized person.
-----------------------------------------------------
Shareholder signs here       Co-owner signs here       RECORD DATE SHARES:

                                                                       EXHIBIT A
                                                                       ---------

                         INVESTMENT ADVISORY AGREEMENT
                         -----------------------------

                                UAM FUNDS, INC.
                               NAME OF PORTFOLIO

          AGREEMENT made this    day of         , 1999 by and between UAM Funds,
                              --        --------
Inc., a Maryland corporation (the "Fund"), and Analytic Investors, Inc., a

California corporation (the "Adviser").

          1. Duties of Adviser. The Fund hereby appoints the Adviser to act as investment adviser to the Fund's [Name of Portfolio] (the "Portfolio") for the period and on such terms as set forth in this Agreement. The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, to continuously review, supervise and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested, to provide the Fund with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and Board of Directors concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Directors of the Fund, and in compliance with the objectives, policies and limitations set forth in the Portfolio's prospectus and applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

          2. Portfolio Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities of the Portfolio and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Subject to policies established by the Board of Directors of the Fund, the Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Directors of the Fund such information relating to portfolio transactions as they may reasonably request.

          3. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, the Fund shall pay to the Adviser in monthly installments, an advisory fee calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for
the month:      %.
          ------
          In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal month as a percentage of the total number of days in such month.

          4. Other Services. At the request of the Fund, the Adviser in its discretion may make available to the Fund office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Fund at the Adviser's cost.

          5. Reports. The Fund and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

          6. Status of Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

          7. Liability of Adviser. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940, as amended ("1940 Act"), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolio.

          8. Permissible Interests. Subject to and in accordance with the Articles of Incorporation of the Fund and the Articles of Incorporation of the Adviser, Directors, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as Directors, officers, agents, shareholders or otherwise; Directors, officers, agents and shareholders of the Adviser are or may be interested in the Fund as Directors, officers, agents, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said Articles of Incorporation and the provisions of the 1940 Act.

          9.  Duration and Termination.  This Agreement, unless sooner
terminated as provided herein, shall continue until the earlier of            ,
                                                                   -----------
200  or the date of the first annual or special meeting of the shareholders of
   -
the Portfolio and, if approved by a majority of the outstanding voting securities of the Portfolio, thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolio; provided however, that if
                                                    ----------------
the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and rules thereunder. This Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

          As used in this Section 9, the terms "assignment", "interested persons", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and
Section 2(a)(42) of the 1940 Act.

          10. Amendment of Agreement. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) for changes or amendments requiring shareholder approval pursuant to the 1940 Act or other applicable law, by vote of a majority of the outstanding voting securities of the Portfolio.

          11. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to
be executed as of this         day of                      , 1999.
                       -------        ---------------------


ANALYTIC INVESTORS, INC.              UAM FUNDS, INC.



By: __________________________        By: __________________________
    [Name]                                [Name]
    [Title]                               [Title]